UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
EMPOWER FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Jonathan Kreider
President and Chief Executive Officer
Empower Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: December 31
Date of reporting period: December 31, 2022

Item 1. REPORTS TO STOCKHOLDERS
EMPOWER FUNDS, INC.
Empower Inflation-Protected Securities Fund (Formerly Great-West Inflation-Protected Securities Fund)
(Institutional Class and Investor Class)
Annual Report
December 31, 2022
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
The Fund’s sub-adviser is Goldman Sachs Asset Management, L.P. (“Goldman Sachs”)
Fund Performance
For the twelve-month period ended December 31, 2022, the Fund (Investor Class shares) returned -8.92%, relative to a -7.34% return for the Bloomberg 1-10 Year U.S. TIPS Index, the Fund’s benchmark index.
Goldman Sachs Commentary
For the majority of 2022, a deluge of quantitative tightening, rate hikes, supply chain failures and geopolitical shocks caused inflation to surge to historic levels. Impacted by these factors, prices for all essential goods and services - food, housing, and energy - increased for most of the year. Heading into year-end, however, a reversal in these trends was observed. The all-items consumer price index (“CPI”) increased 6.5% for the twelve-month period ended December 2022, which was the smallest twelve-month increase since October 2021. The all items less food and energy index rose 5.7% over the last twelve months. The energy index increased 7.3% for the twelve-month period ended December 2022, and the food index increased 10.4% over the last year. All of these increases were smaller than for the twelve-month period ended November 2022, indicating that after a year of aggressive rate hikes, tentative signs pointed to inflation having peaked in 2022.
As inflation continued to increase throughout the year, Treasury inflation-protected securities (“TIPS”) were priced with inflationary expectations already baked in - the first driver of negative returns for the sector in 2022. Further adding to the pain experienced by the sector, TIPS - especially those with longer durations - were not spared from losses as real rates rose for most of the year.
The Fund’s duration and yield curve positioning contributed to returns over the period. U.S. bond yields rose through the period, as market focus shifted to accelerated policy tightening following upside inflation surprises. Outsized rate hikes among major central banks were a key driver of market volatility witnessed over the year. The labor market in the U.S. continued to tighten, which shifted the focus on inflation becoming more broad-based and persistent than expected coming into this year. These developments saw developed market central banks undertake one of the most aggressive and synchronized policy tightening in the post-World War 2 era. As central banks tightened policy aggressively, we saw both rates selling off and credit spreads widening significantly on the back of growing risks to the growth outlook as well as elevated rates and macro volatility. The Federal Reserve (the “Fed”) ended its net asset purchases in March and began unwinding its balance sheet in July. In total, the Fed hiked interest rates by 425 basis points (“bps”) over the year. Moving forward, however, we expect the pace and size of rate hikes to decline and have moved to a more neutral stance on duration positioning.
The Fund’s sector allocation strategy detracted from returns in 2022. The Fund’s implementation of a credit barbell strategy was the biggest detractor from performance, as spreads widened, and rates continued to sell off for most of the year. Our overweight allocations to commercial mortgage-backed securities (“CMBS”) and collateralized loan obligations (“CLOs”) also detracted from returns as broad risk assets underperformed into increasing macro and rate volatility, and growing fears of economic recession. Macro volatility pressured securitized credit spreads wider over the year, led by mezzanine sectors of the capital structure. Within CMBS, AAA-rated and BBB-rated spreads widened approximately 30 bps and 300 bps, respectively. Within CLOs, AAA-rated and BBB-rated spreads widened 70 bps and 175 bps, respectively over the period.
The Fund’s security selection strategy contributed to performance in 2022. Within TIPS, the Fund’s underweight to shorter dated TIPS relative to longer dated TIPS detracted from returns as inflation increased over the year, driving short-dated inflation expectations higher. However, the Fund’s selection within the TIPS sector contributed to returns, offsetting the former. Our selection of investment grade corporate credit contributed to returns, whereas our selection of emerging markets debt detracted from performance. Overall, the Fund’s securitized selection marginally detracted from results, driven by its selection of specific CMBS assets.
The views and opinions in this report were current as of December 31, 2022 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
*For the period from January 5, 2018 (inception) through December 31, 2018.
Note: Performance for the Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2022 (unaudited)
	One Year	Since Inception(a)
Institutional Class	-8.66%	1.87%
Investor Class	-8.92%	1.52%
(a) Institutional Class and Investor Class inception date was January 05, 2018.

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Summary of Investments by Ratings as of December 31, 2022 (unaudited)
Rating	Percentage of Fund Investments
Aaa	71.83%
Aa1	0.18
Aa2	0.64
Aa3	0.54
A1	0.85
A2	0.84
A3	2.98
Baa1	3.89
Baa2	6.96
Baa3	6.28
Ba1	1.23
Ba2	0.32
Ba3	0.11
B1	0.09
Not Rated	2.31
Short Term Investments	0.95
Total	100.00%
Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).
Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/22)	(12/31/22)	(07/01/22 – 12/31/22)
Institutional Class
Actual	$1,000.00	$ 971.56	$1.74
Hypothetical (5% return before expenses)	$1,000.00	$1,023.40	$1.79
Investor Class
Actual	$1,000.00	$ 969.51	$3.47
Hypothetical (5% return before expenses)	$1,000.00	$1,021.70	$3.57
* Expenses are equal to the Fund's annualized expense ratio of 0.35% for the Institutional Class shares and 0.70% for the Investor Class shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

EMPOWER FUNDS, INC.
EMPOWER INFLATION-PROTECTED SECURITIES FUND
Schedule of Investments
As of December 31, 2022
Principal Amount		Fair Value
ASSET-BACKED SECURITIES
Non-Agency — 14.53%
$ 2,000,000	AIG Ltd(a)(b) Series 2019-2A Class AR 5.46%, 10/25/2033 3-mo. LIBOR + 1.10%	$ 1,957,014
	Anchorage Capital Ltd(a)(b)
	Series 14-3RA Class A
3,604,553	5.42%, 01/28/2031 3-mo. LIBOR + 1.05%	3,560,257
	Series 2014-4RA Class A
4,897,592	5.42%, 01/28/2031 3-mo. LIBOR + 1.05%	4,837,459
4,950,000	Apidos XII(a)(b) Series 13-12A Class AR 5.16%, 04/15/2031 3-mo. LIBOR + 1.08%	4,877,393
3,400,000	Cathedral Lake VI Ltd(a)(b) Series 2021-6A Class AN 5.61%, 04/25/2034 3-mo. LIBOR + 1.25%	3,293,264
350,000	Cathedral Lake VII Ltd(a)(b) Series 2021-7RA Class D 8.36%, 01/15/2032 3-mo. LIBOR + 4.28%	308,335
4,250,000	Dryden Ltd(a)(b) Series 2018-57A Class A 5.62%, 05/15/2031 3-mo. LIBOR + 1.01%	4,176,211
449,298	Educational Funding of the South Inc(b) Series 2011-1 Class A2 5.01%, 04/25/2035 3-mo. LIBOR + 0.65%	447,044
500,000	Ford Credit Auto Owner Trust(a) Series 2021-1 Class A 1.37%, 10/17/2033	446,513
4,600,000	Galaxy XXI Ltd(a)(b) Series 2015-21A Class AR 5.26%, 04/20/2031 3-mo. LIBOR + 1.02%	4,522,122
800,000	Gulf Stream Meridian 3 Ltd(a)(b) Series 2021-IIIA Class A2 5.83%, 04/15/2034 3-mo. LIBOR + 1.75%	767,889
650,000	Ladder Capital Commercial Mortgage Trust(a)(b) Series 2021-FL2 Class A 5.52%, 12/13/2038 1-mo. LIBOR + 1.20%	634,481
615,000	LCM 38 Ltd(a)(b) Series 38A Class A1A 4.59%, 07/15/2034 3-mo SOFR + 2.10%	609,959
620,000	Louisiana Local Government Environmental Facilities & Community Development Authority 4.28%, 02/01/2036	576,472
2,966,608	Madison Park Funding XXX LTD(a)(b) Series 2018-30A Class A 4.83%, 04/15/2029 3-mo. LIBOR + 0.75%	2,928,348
Principal Amount		Fair Value
Non-Agency — (continued)
$ 700,000	MF1 Multifamily Housing Mortgage Loan Trust(a)(b) Series 2021-FL6 Class A 5.43%, 07/16/2036 1-mo. LIBOR + 1.10%	$ 664,630
666,381	PHEAA Student Loan Trust(a)(b) Series 2012-1A Class A1 4.94%, 05/25/2057 1-mo. LIBOR + 0.55%	653,741
5,000,000	RR 3 Ltd(a)(b) Series 14-14A Class A1R2 5.17%, 01/15/2030 3-mo. LIBOR + 1.09%	4,933,330
250,000	Sound Point IV-R Ltd(a)(b) Series 2013-3RA Class D 7.44%, 04/18/2031 3-mo. LIBOR + 3.25%	201,468
2,000,000	Trinitas VI Ltd(a)(b) Series 2017-6A Class CRR1 6.61%, 01/25/2034 3-mo. LIBOR + 2.25%	1,856,594
6,650,000	Vibrant VIII Ltd(a)(b) Series 2018-8A Class A1A 5.38%, 01/20/2031 3-mo. LIBOR + 1.14%	6,525,805
6,650,000	Voya Ltd(a)(b) Series 2016-1A Class A1R 5.29%, 01/20/2031 3-mo SOFR + 1.33%	6,563,557
TOTAL ASSET-BACKED SECURITIES — 14.53% (Cost $56,550,226)		$ 55,341,886
CORPORATE BONDS AND NOTES
Basic Materials — 0.46%
185,000	CF Industries Inc 5.38%, 03/15/2044	166,208
215,000	Freeport-McMoRan Inc 4.63%, 08/01/2030	200,250
400,000	Glencore Funding LLC(a) 1.63%, 04/27/2026	352,437
	Nucor Corp
175,000	3.95%, 05/23/2025	171,215
650,000	4.30%, 05/23/2027	634,090
250,000	Steel Dynamics Inc 1.65%, 10/15/2027	209,463
		1,733,663
Communications — 2.44%
1,922,000	AT&T Inc 2.30%, 06/01/2027	1,709,405
1,800,000	Charter Communications Operating LLC / Charter Communications Operating Capital 4.91%, 07/23/2025	1,764,182
68,000	Expedia Group Inc(c) 2.95%, 03/15/2031	54,681
425,000	FactSet Research Systems Inc 2.90%, 03/01/2027	385,800

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER INFLATION-PROTECTED SECURITIES FUND
Schedule of Investments
As of December 31, 2022
Principal Amount		Fair Value
Communications — (continued)
	Meta Platforms Inc
$ 1,025,000	3.50%, 08/15/2027	$ 955,300
835,000	3.85%, 08/15/2032	734,747
205,000	Netflix Inc 4.88%, 04/15/2028	197,945
	Prosus NV
380,000	3.26%, 01/19/2027(a)	339,704
590,000	3.68%, 01/21/2030	490,553
185,000	Telecom Italia Capital SA 7.20%, 07/18/2036	150,202
	T-Mobile USA Inc
1,875,000	3.75%, 04/15/2027	1,766,047
230,000	3.38%, 04/15/2029	202,577
550,000	5.20%, 01/15/2033	545,041
		9,296,184
Consumer, Cyclical — 2.13%
	AutoNation Inc
345,000	4.50%, 10/01/2025	335,524
125,000	1.95%, 08/01/2028	99,682
	General Motors Financial Co Inc
450,000	4.30%, 07/13/2025	435,810
825,000	1.25%, 01/08/2026	726,477
1,000,000	5.00%, 04/09/2027	968,669
725,000	Home Depot Inc(c) 4.50%, 09/15/2032	707,891
310,000	Lennar Corp 4.75%, 11/29/2027	298,844
220,000	Lithia Motors Inc(a)(c) 4.38%, 01/15/2031	178,993
	Lowe's Cos Inc
425,000	1.70%, 09/15/2028	356,961
225,000	3.75%, 04/01/2032	200,146
	Marriott International Inc
500,000	5.00%, 10/15/2027	493,365
650,000	2.85%, 04/15/2031	526,359
215,000	Mattel Inc(a) 5.88%, 12/15/2027	210,893
215,000	Newell Brands Inc 4.88%, 06/01/2025	209,088
995,000	Toyota Motor Credit Corp 4.55%, 09/20/2027	981,289
	Warnermedia Holdings Inc(a)
1,300,000	4.05%, 03/15/2029	1,124,659
300,000	4.28%, 03/15/2032	247,129
		8,101,779
Consumer, Non-Cyclical — 5.12%
1,075,000	AbbVie Inc 3.20%, 11/21/2029	969,085
110,000	Adventist Health System 2.95%, 03/01/2029	94,171
450,000	Amgen Inc 4.20%, 03/01/2033	416,308
675,000	Banner Health 2.34%, 01/01/2030	567,554
500,000	Baxter International Inc 2.27%, 12/01/2028	426,393
Principal Amount		Fair Value
Consumer, Non-Cyclical — (continued)
$ 245,000	Baylor Scott & White Holdings 1.78%, 11/15/2030	$ 189,224
925,000	Becton Dickinson and Co 3.70%, 06/06/2027	873,964
275,000	Bristol Myers Squibb Co 2.95%, 03/15/2032	239,242
235,000	Centene Corp 2.50%, 03/01/2031	183,881
925,000	Cigna Corp 4.13%, 11/15/2025	903,756
500,000	Colgate-Palmolive Co 3.25%, 08/15/2032	451,221
	Constellation Brands Inc
800,000	4.75%, 12/01/2025	797,138
925,000	3.70%, 12/06/2026	879,571
75,000	2.25%, 08/01/2031	59,580
64,000	4.75%, 05/09/2032(c)	61,582
125,000	CSL Finance PLC(a) 3.85%, 04/27/2027	119,579
	CVS Health Corp
925,000	3.88%, 07/20/2025	902,640
566,000	3.25%, 08/15/2029	506,347
225,000	1.88%, 02/28/2031(c)	176,491
755,000	Emory University 2.14%, 09/01/2030	624,730
	GE HealthCare Technologies Inc(a)
820,000	5.65%, 11/15/2027	829,594
620,000	5.86%, 03/15/2030	634,484
950,000	GSK Consumer Healthcare Capital US LLC 3.38%, 03/24/2027	884,408
200,000	HCA Inc 5.63%, 09/01/2028	198,866
230,000	JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc(a) 3.75%, 12/01/2031	187,887
375,000	JDE Peet's NV(a) 1.38%, 01/15/2027	316,523
170,000	Kraft Heinz Foods Co 6.50%, 02/09/2040	179,749
450,000	PayPal Holdings Inc(c) 3.90%, 06/01/2027	433,009
	Philip Morris International Inc
225,000	5.63%, 11/17/2029	228,258
325,000	5.75%, 11/17/2032	331,314
225,000	Pilgrim's Pride Corp(a) 4.25%, 04/15/2031	191,375
235,000	PRA Health Sciences Inc(a) 2.88%, 07/15/2026	212,687
255,000	Rush Obligated Group 3.92%, 11/15/2029	234,310
900,000	S&P Global Inc(a) 4.25%, 05/01/2029	859,046
180,000	Stanford Health Care 3.31%, 08/15/2030	160,847
218,000	STERIS Irish FinCo Unlimited Co 2.70%, 03/15/2031	176,687

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER INFLATION-PROTECTED SECURITIES FUND
Schedule of Investments
As of December 31, 2022
Principal Amount		Fair Value
Consumer, Non-Cyclical — (continued)
$ 130,000	Sutter Health 2.29%, 08/15/2030	$ 105,135
	UnitedHealth Group Inc
1,000,000	4.00%, 05/15/2029	954,998
1,100,000	5.30%, 02/15/2030	1,133,486
100,000	4.20%, 05/15/2032	94,927
1,600,000	5.35%, 02/15/2033	1,650,700
60,000	University of Chicago 5.42%, 10/01/2030	61,031
		19,501,778
Energy — 1.96%
1,240,000	Abu Dhabi Crude Oil Pipeline LLC 3.65%, 11/02/2029	1,159,400
525,000	Aker BP ASA(a) 2.00%, 07/15/2026	463,738
220,000	Cheniere Energy Partners LP 4.50%, 10/01/2029	197,829
210,000	DCP Midstream Operating LP 5.63%, 07/15/2027	208,312
	Energy Transfer LP
1,000,000	4.20%, 04/15/2027	943,708
325,000	5.50%, 06/01/2027	322,692
205,000	EQT Corp 6.13%, 02/01/2025	205,482
1,050,000	MPLX LP 1.75%, 03/01/2026	935,939
180,000	Ovintiv Inc 6.50%, 08/15/2034	181,125
150,000	Phillips 66 1.30%, 02/15/2026	134,379
760,000	QatarEnergy Trading LLC(a) 2.25%, 07/12/2031	628,871
930,000	Reliance Industries Ltd(a) 2.88%, 01/12/2032	753,983
900,000	Sabine Pass Liquefaction LLC 5.63%, 03/01/2025	901,271
270,000	Targa Resources Corp 4.20%, 02/01/2033	232,298
210,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp 6.88%, 01/15/2029	211,671
		7,480,698
Financial — 5.72%
	AerCap Ireland Capital Designated Activity Co / AerCap Global Aviation Trust
1,175,000	2.45%, 10/29/2026	1,027,469
675,000	3.00%, 10/29/2028	565,498
250,000	3.30%, 01/30/2032	195,440
665,000	Agree LP REIT 4.80%, 10/01/2032	615,212
375,000	Air Lease Corp(c) 2.88%, 01/15/2026	346,971
550,000	Ally Financial Inc(c) 7.10%, 11/15/2027	559,550
Principal Amount		Fair Value
Financial — (continued)
$ 461,000	American International Group Inc 3.90%, 04/01/2026	$ 446,552
325,000	Aviation Capital Group LLC(a) 1.95%, 01/30/2026	282,938
500,000	Avolon Holdings Funding Ltd(a) 4.25%, 04/15/2026	453,276
200,000	Banco Santander SA 2.75%, 12/03/2030	153,180
	Bank of America Corp
925,000	4.18%, 11/25/2027	877,363
1,050,000	4.57%, 04/27/2033	960,438
	Bank of New York Mellon Corp
75,000	4.60%, 07/26/2030	72,398
200,000	5.83%, 10/25/2033	207,319
	BNP Paribas SA(a)
975,000	3.38%, 01/09/2025	938,263
625,000	1.32%, 01/13/2027	546,266
950,000	BPCE SA(a) 1.65%, 10/06/2026	844,251
1,050,000	Capital One Financial Corp(b) 4.97%, 12/06/2024 1-day SOFR + 0.69%	1,029,961
875,000	Citigroup Inc 0.78%, 10/30/2024	838,389
950,000	Crown Castle Inc REIT 3.65%, 09/01/2027	882,395
375,000	Deutsche Bank AG 2.13%, 11/24/2026	330,828
825,000	Fifth Third Bancorp 4.77%, 07/28/2030	786,823
400,000	Host Hotels & Resorts LP REIT 2.90%, 12/15/2031	305,986
450,000	ING Groep NV 4.02%, 03/28/2028	420,786
300,000	Invitation Homes Operating Partnership LP REIT 2.30%, 11/15/2028	248,067
	JPMorgan Chase & Co
375,000	4.02%, 12/05/2024	369,406
860,000	4.59%, 04/26/2033	796,156
995,000	KeyCorp 4.79%, 06/01/2033	939,468
235,000	LPL Holdings Inc(a) 4.00%, 03/15/2029	204,473
550,000	Macquarie Bank Ltd(a) 3.05%, 03/03/2036	397,818
	Morgan Stanley
438,000	2.94%, 01/21/2033	354,332
725,000	2.48%, 09/16/2036	525,720
230,000	MPT Operating Partnership LP / MPT Finance Corp REIT(c) 3.50%, 03/15/2031	157,661
975,000	NatWest Group PLC 4.27%, 03/22/2025	953,432
550,000	Prologis LP REIT 4.63%, 01/15/2033	532,437
235,000	Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc(a) 3.63%, 03/01/2029	186,223

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER INFLATION-PROTECTED SECURITIES FUND
Schedule of Investments
As of December 31, 2022
Principal Amount		Fair Value
Financial — (continued)
$ 400,000	US Bancorp 5.85%, 10/21/2033	$ 415,256
230,000	VICI Properties LP / VICI Note Co Inc REIT(a) 3.50%, 02/15/2025	216,851
1,875,000	Wells Fargo & Co 4.10%, 06/03/2026	1,815,472
		21,800,324
Industrial — 1.57%
215,000	AECOM 5.13%, 03/15/2027	206,937
235,000	Atkore Inc(a) 4.25%, 06/01/2031	201,512
300,000	Berry Global Inc 1.57%, 01/15/2026	267,245
650,000	Boeing Co 5.15%, 05/01/2030	634,166
650,000	Eaton Corp 4.15%, 03/15/2033	604,251
250,000	General Electric Co(c) 6.75%, 03/15/2032	276,879
235,000	Hillenbrand Inc 3.75%, 03/01/2031	192,700
150,000	Johnson Controls International PLC / Tyco Fire & Security Finance SCA 4.90%, 12/01/2032	147,441
550,000	Lockheed Martin Corp 5.25%, 01/15/2033	567,064
235,000	Masonite International Corp(a) 3.50%, 02/15/2030	190,098
1,190,000	Mexico City Airport Trust 3.88%, 04/30/2028	1,083,495
230,000	Mueller Water Products Inc(a) 4.00%, 06/15/2029	202,112
25,000	Nature Conservancy 1.30%, 07/01/2028	20,917
1,075,000	Penske Truck Leasing Co LP / PTL Finance Corp(a) 4.40%, 07/01/2027	1,020,115
	Waste Management Inc
200,000	1.15%, 03/15/2028	167,052
200,000	4.15%, 04/15/2032(c)	190,294
		5,972,278
Technology — 3.00%
	Broadcom Inc(a)
975,000	2.45%, 02/15/2031	767,928
575,000	4.15%, 04/15/2032	504,769
1,563,000	3.14%, 11/15/2035	1,149,221
	Dell International LLC / EMC Corp
105,000	5.85%, 07/15/2025	106,116
875,000	6.02%, 06/15/2026	892,637
150,000	5.30%, 10/01/2029	146,700
25,000	6.20%, 07/15/2030	25,416
210,000	Fair Isaac Corp(a) 5.25%, 05/15/2026	205,575
Principal Amount		Fair Value
Technology — (continued)
$ 1,700,000	Fiserv Inc 3.20%, 07/01/2026	$ 1,590,961
925,000	Hewlett Packard Enterprise Co 4.90%, 10/15/2025	915,933
1,045,000	HP Inc 4.00%, 04/15/2029	953,870
225,000	MSCI Inc(a) 3.63%, 09/01/2030	187,031
550,000	NXP BV / NXP Funding LLC / NXP USA Inc 2.65%, 02/15/2032	430,454
	Oracle Corp
104,000	2.95%, 04/01/2030	88,671
2,350,000	6.25%, 11/09/2032	2,459,559
400,000	Take-Two Interactive Software Inc 3.70%, 04/14/2027	376,409
	Workday Inc
250,000	3.50%, 04/01/2027	233,642
275,000	3.70%, 04/01/2029	252,298
175,000	3.80%, 04/01/2032(c)	154,479
		11,441,669
Utilities — 0.25%
560,000	Korea Hydro & Nuclear Power Co Ltd(a) 4.25%, 07/27/2027	538,468
220,000	NRG Energy Inc(a) 5.25%, 06/15/2029	194,203
230,000	Vistra Operations Co LLC(a) 5.00%, 07/31/2027	213,461
		946,132
TOTAL CORPORATE BONDS AND NOTES — 22.65% (Cost $95,921,825)		$ 86,274,505
FOREIGN GOVERNMENT BONDS AND NOTES
	African Export-Import Bank(a)
200,000	2.63%, 05/17/2026	180,000
200,000	3.80%, 05/17/2031	165,360
	Indonesia Government International Bond
1,426,000	4.35%, 01/08/2027	1,409,196
630,000	3.50%, 01/11/2028	597,964
	Mexico Government International Bond
740,000	3.25%, 04/16/2030(c)	644,650
530,000	2.66%, 05/24/2031	427,460
890,000	Perusahaan Penerbit SBSN Indonesia III 4.55%, 03/29/2026	887,952

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER INFLATION-PROTECTED SECURITIES FUND
Schedule of Investments
As of December 31, 2022
Principal Amount		Fair Value
Foreign Government Bonds and Notes — (continued)
$ 1,666,000	Romanian Government International Bond 3.00%, 02/14/2031	$ 1,309,043
TOTAL FOREIGN GOVERNMENT BONDS AND NOTES — 1.48% (Cost $6,641,001)		$ 5,621,625
MORTGAGE-BACKED SECURITIES
Non-Agency — 5.38%
	BANK
	Series 2017-BNK5 Class A5
1,600,000	3.39%, 06/15/2060	1,475,923
	Series 2022-BNK39 Class A4
1,400,000	2.93%, 02/15/2055	1,181,328
900,000	BX Commercial Mortgage Trust(a)(b) Series 2021-CIP Class A 5.24%, 12/15/2038 1-mo. LIBOR + 0.92%	868,402
650,000	BX Trust(a)(b) Series 2021-ARIA Class C 5.96%, 10/15/2036 1-mo. LIBOR + 1.65%	605,579
2,750,000	BXHPP Trust(a)(b) Series 2021-FILM Class A 4.97%, 08/15/2036 1-mo. LIBOR + 0.65%	2,571,856
1,300,000	ELP Commercial Mortgage Trust(a)(b) Series 2021-ELP Class A 5.02%, 11/15/2038 1-mo. LIBOR + 0.70%	1,247,812
2,342,861	Extended Stay America Trust(a)(b) Series 2021-ESH Class A 5.40%, 07/15/2038 1-mo. LIBOR + 1.08%	2,275,268
4,300,000	Great Wolf Trust(a)(b) Series 2019-WOLF Class A 5.35%, 12/15/2036 1-mo. LIBOR + 1.03%	4,175,534
1,048,385	JPMorgan Chase Commercial Mortgage Securities Trust(d) Series 2013-C13 Class A4 3.99%, 01/15/2046	1,039,474
846,184	JPMorgan Mortgage Trust(a)(d) Series 2021-LTV2 Class A1 2.52%, 05/25/2052	677,705
184,625	KKR Industrial Portfolio Trust(a)(b) Series 2021-KDIP Class A 4.87%, 12/15/2037 1-mo. LIBOR + 0.55%	178,367
96,030	Onslow Bay Mortgage Loan Trust(a)(e) Series 2022-NQM7 Class A1 5.11%, 08/25/2062	94,205
Principal Amount		Fair Value
Non-Agency — (continued)
$ 1,129,869	Ready Capital Mortgage Financing LLC(a)(b) Series 2021-FL7 Class A 5.59%, 11/25/2036 1-mo. LIBOR + 1.20%	$ 1,077,477
2,350,000	Starwood Trust(a)(b) Series 2021-FLWR Class A 4.89%, 07/15/2036 1-mo. LIBOR + 0.58%	2,255,670
	Verus Securitization Trust(a)
	Series 2021-8 Class A1
100,057	1.82%, 11/25/2066(d)	84,267
	Series 2022-1 Class A1
809,311	2.72%, 01/25/2067(e)	703,382
		20,512,249
U.S. Government Agency — 4.00%
	Connecticut Avenue Securities Trust(a)(b)
	Series 2021-R03 Class 1M2
206,000	5.58%, 12/25/2041 1-mo SOFR + 1.65%	194,297
	Series 2022-R05 Class 2M1
194,639	5.83%, 04/25/2042 1-mo SOFR + 1.90%	192,794
	Series 2022-R05 Class 2M2
165,000	6.93%, 04/25/2042 1-mo SOFR + 3.00%	159,721
	Federal Home Loan Mortgage Corp
1,274	4.50%, 10/01/2025	1,252
596,072	4.50%, 10/01/2048	583,177
442,256	4.50%, 05/01/2049	431,968
	Federal Home Loan Mortgage Corp Structured Agency Credit Risk Real Estate Mortgage Investment Conduit Trust(a)(b)
	Series 2021-DNA5 Class M2
137,886	5.58%, 01/25/2034 1-mo SOFR + 1.65%	135,991
	Series 2022-DNA1 Class M1A
443,427	4.93%, 01/25/2042 1-mo SOFR + 1.00%	432,827
	Series 2022-DNA3 Class M1A
163,823	5.93%, 04/25/2042 1-mo SOFR + 2.00%	163,004
	Federal National Mortgage Association
1,291,034	4.50%, 07/01/2048	1,265,908
147,195	4.50%, 10/01/2048	144,427
312,993	4.50%, 02/01/2049	305,463
14,165	4.50%, 08/01/2049	13,836
778,162	4.50%, 10/01/2049	759,370
63,710	4.50%, 01/01/2050	61,755
192,483	4.50%, 02/01/2050	187,594
54,831	4.50%, 05/01/2050	53,412
39,883	4.50%, 08/01/2050	38,643

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER INFLATION-PROTECTED SECURITIES FUND
Schedule of Investments
As of December 31, 2022
Principal Amount		Fair Value
U.S. Government Agency — (continued)
$ 7,729,138	4.00%, 06/01/2052	$ 7,250,240
	Government National Mortgage Association
1,671,888	4.50%, 10/20/2048	1,641,400
1,204,523	5.00%, 12/20/2048	1,205,719
		15,222,798
TOTAL MORTGAGE-BACKED SECURITIES — 9.38% (Cost $38,310,118)		$ 35,735,047
MUNICIPAL BONDS AND NOTES
180,000	Bay Area Toll Authority 1.63%, 04/01/2028	153,922
90,000	California Statewide Communities Development Authority 1.88%, 02/01/2031	68,369
240,000	Chicago O'Hare International Airport Series D 2.35%, 01/01/2030	200,583
65,000	City of Houston, Texas Airport System Revenue 2.24%, 07/01/2029	54,658
30,000	City of New Orleans, Louisiana Water System Revenue 1.46%, 12/01/2028	24,216
	City of Tucson, Arizona Series A
20,000	1.46%,07/01/2028	16,280
145,000	1.93%,07/01/2031	110,266
85,000	Metropolitan Transportation Authority Series A2 5.99%, 11/15/2030	87,926
	Municipal Improvement Corp of Los Angeles Series A
160,000	1.65%,11/01/2028	132,199
490,000	2.07%,11/01/2030	390,588
	Port of Oakland
70,000	1.95%,05/01/2028	59,709
80,000	2.20%,05/01/2031	63,198
35,000	San Jose Financing Authority 1.86%, 06/01/2030	27,733
5,000	State of Maryland Department of Transportation 1.30%, 08/01/2028	4,038
TOTAL MUNICIPAL BONDS AND NOTES — 0.37% (Cost $1,726,055)		$ 1,393,685
U.S. TREASURY BONDS AND NOTES
	U.S. Treasury Inflation Indexed Bonds TIPS
34,118,438	0.50%, 01/15/2028	32,078,423
21,229,466	0.75%, 07/15/2028	20,219,373
45,320,832	0.88%, 01/15/2029	43,169,586
14,547,125	0.25%, 07/15/2029	13,315,422
7,183,444	0.13%, 01/15/2030	6,451,491
Principal Amount		Fair Value
U.S. Treasury Bonds and Notes — (continued)
$10,925,808	0.13%, 07/15/2030	$ 9,781,028
13,050,834	0.13%, 01/15/2031	11,588,409
28,909,400	0.13%, 07/15/2031	25,539,824
16,265,809	0.13%, 01/15/2032	14,244,920
6,256,709	0.63%, 07/15/2032	5,729,842
3,171,217	2.13%, 02/15/2040	3,354,328
TOTAL U.S. TREASURY BONDS AND NOTES — 48.70% (Cost $214,070,739)		$185,472,646
SHORT TERM INVESTMENTS
Repurchase Agreements — 0.94%
997,068	Undivided interest of 0.91% in a repurchase agreement (principal amount/value $109,701,194 with a maturity value of $109,753,607) with RBC Capital Markets Corp, 4.30%, dated 12/31/22 to be repurchased at $997,068 on 1/3/23 collateralized by various U.S. Government Agency securities, 2.00% - 6.00%, 9/1/24 - 10/20/52, with a value of $111,895,218.(f)	997,068
997,068	Undivided interest of 0.92% in a repurchase agreement (principal amount/value $108,937,825 with a maturity value of $108,989,873) with Bank of America Securities Inc, 4.30%, dated 12/31/22 to be repurchased at $997,068 on 1/3/23 collateralized by Federal National Mortgage Association securities, 1.50% - 6.50%, 5/1/37 - 5/1/58, with a value of $111,116,581.(f)	997,068
562,221	Undivided interest of 1.81% in a repurchase agreement (principal amount/value $31,116,103 with a maturity value of $31,130,831) with JP Morgan Securities, 4.26%, dated 12/31/22 to be repurchased at $562,221 on 1/3/23 collateralized by U.S. Treasury securities, 0.00% - 0.13%, 5/15/23 - 12/28/23, with a value of $31,738,427.(f)	562,221

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER INFLATION-PROTECTED SECURITIES FUND
Schedule of Investments
As of December 31, 2022
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$ 997,068	Undivided interest of 64.60% in a repurchase agreement (principal amount/value $1,543,034 with a maturity value of $1,543,771) with Citibank NA, 4.30%, dated 12/31/22 to be repurchased at $997,068 on 1/3/23 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 1.38% - 4.50%, 4/15/25 - 11/1/51, with a value of $1,575,213.(f)	$ 997,068
TOTAL SHORT TERM INVESTMENTS — 0.94% (Cost $3,553,425)		$ 3,553,425
TOTAL INVESTMENTS — 98.05% (Cost $416,773,389)		$373,392,819
OTHER ASSETS & LIABILITIES, NET — 1.95%		$ 7,441,472
TOTAL NET ASSETS — 100.00%		$380,834,291
(a)	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.
(b)	Adjustable rate security; interest rate is subject to change. Interest rate shown reflects the rate in effect at December 31, 2022.
(c)	All or a portion of the security is on loan at December 31, 2022.
(d)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(e)	Step bond; a zero coupon bond that converts to a fixed rate or variable interest rate at a designated future date. Rate disclosed represents effective yield at December 31, 2022. Maturity date disclosed represents final maturity date.
(f)	Collateral received for securities on loan.
LIBOR	London Interbank Offered Rate is the interest rate banks charge each other for short-term loans.
LP	Limited Partnership
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate is the secured interbank overnight interest rate and reference rate established as an alternative to LIBOR.
TIPS	Treasury Inflation Protected Securities
At December 31, 2022, the Fund held the following outstanding exchange traded futures contracts:
Description	Number of Contracts		Notional Amount	Expiration Date	Fair Value and Net Unrealized Appreciation/ (Depreciation)
Long
U.S. 2 Year Treasury Note Futures	395	USD	81,005,860	March 2023	$ 103,688
U.S. 5 Year Treasury Note Futures	257	USD	27,737,930	March 2023	(156,601)
Short
U.S. 10 Year Treasury Note Futures	101	USD	11,341,984	March 2023	145,618
U.S. 10 Year Treasury Ultra Futures	108	USD	12,774,375	March 2023	190,859
U.S. Long Bond Futures	81	USD	10,152,844	March 2023	130,829
U.S. Ultra Bond Futures	25	USD	3,357,813	March 2023	46,889
				Net Appreciation	$ 461,282
See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER INFLATION-PROTECTED SECURITIES FUND
Schedule of Investments
As of December 31, 2022
At December 31, 2022, the Fund held the following outstanding centrally cleared credit default swaps:
Reference Obligation	Notional Value(a)	Value	Upfront Payments (Receipts)	Fixed Deal Pay/Receive Rate	Maturity Date	Net Unrealized Depreciation	Implied Credit Spread(b)	Payment Frequency
Sell Credit Protection	$	$	$			$
Republic of Indonesia	1,130,000	(10,102)	(9,180)	1.00%	December 20, 2027	(922)	1.02%	Quarterly
United Mexican States	1,140,000	(49,129)	(34,093)	1.00%	December 20, 2027	(15,036)	1.30%	Quarterly
Republic of Chile	1,130,000	(22,999)	(19,468)	1.00%	December 20, 2027	(3,530)	1.07%	Quarterly
Republic of Philippines	1,120,000	(3,901)	(4,415)	1.00%	December 20, 2027	514	0.99%	Quarterly
Republic of Panama	1,140,000	(38,152)	(29,517)	1.00%	December 20, 2027	(8,635)	1.17%	Quarterly
Republic of Peru	480,000	(7,372)	(5,430)	1.00%	June 20, 2027	(1,942)	1.10%	Quarterly
Republic of Peru	650,000	(14,023)	(8,404)	1.00%	December 20, 2027	(5,619)	1.20%	Quarterly
					Net Depreciation	$(35,170)
(a) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(b) Implied credit spreads, represented in absolute terms, are utilized in determining the value of credit default swap agreements on sovereign issues of an emerging country as of period end, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
At December 31, 2022, the Fund held the following outstanding centrally cleared interest rate swaps:
Rate Received by the Fund	Rate Paid by the Fund		Notional Amount	Maturity Date	Net Unrealized Appreciation/ (Depreciation)	Payment Frequency
4.43%	1-day SOFR	USD	16,530,000	December 31, 2024	$ (46,404)	Annual
4.25%	1-day SOFR	USD	3,480,000	March 15, 2026	(9,525)	Annual
2.50%	1-day SOFR	USD	7,100,000	June 04, 2029	(92,677)	Annual
1-day SOFR	3.75%	USD	4,390,000	March 15, 2030	47,573	Annual
1-day SOFR	2.57%	USD	18,720,000	June 04, 2031	206,820	Annual
1-day SOFR	2.68%	USD	2,720,000	July 28, 2032	10,394	Annual
2.73%	1-day SOFR	USD	11,890,000	June 04, 2033	(114,206)	Annual
2.91%	1-day SOFR	USD	6,760,000	July 28, 2037	(17,019)	Annual
2.72%	1-day SOFR	USD	19,650,000	August 11, 2037	(10,426)	Annual
1-day SOFR	2.08%	USD	5,130,000	July 28, 2047	19,042	Annual
1-day SOFR	2.17%	USD	9,490,000	August 11, 2052	71,683	Annual
				Net Appreciation	$ 65,255
See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER INFLATION-PROTECTED SECURITIES FUND
Schedule of Investments
As of December 31, 2022
At December 31, 2022, the Fund held the following outstanding centrally cleared inflation swaps:
Rate Received by the Fund	Rate Paid by the Fund		Notional Amount	Termination Date	Net Unrealized Appreciation/ (Depreciation)	Payment Frequency
CPI	2.78%	USD	7,200,000	May 06, 2024	552,799	At Maturity
CPI	1.77%	USD	18,200,000	August 05, 2024	2,051,937	At Maturity
CPI	3.97%	USD	71,700,000	March 10, 2025	(206,166)	At Maturity
CPI	1.72%	USD	21,200,000	September 23, 2025	2,847,005	At Maturity
CPI	2.06%	USD	13,300,000	December 23, 2025	1,486,788	At Maturity
CPI	3.39%	USD	36,100,000	June 23, 2026	(465,932)	At Maturity
				Net Appreciation	$6,266,431
Abbreviations:
CPI	Consumer Price Index
SOFR	Secured Overnight Financing Rate is the secured interbank overnight interest rate and reference rate established as an alternative to LIBOR.
Currency Abbreviations
USD	U.S. Dollar
See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2022
Empower Inflation-Protected Securities Fund
ASSETS:
Investments in securities, fair value (including $3,417,242 of securities on loan)(a)	$369,839,394
Repurchase agreements, fair value(b)	3,553,425
Cash	2,580,072
Cash pledged on futures contracts	632,193
Cash pledged on centrally cleared swaps	6,514,095
Interest receivable	2,102,074
Subscriptions receivable	132,761
Receivable for investments sold	845,837
Variation margin on centrally cleared swaps	7
Total Assets	386,199,858
LIABILITIES:
Payable for director fees	8,130
Payable for investments purchased	891,467
Payable for other accrued fees	72,527
Payable for shareholder services fees	1,274
Payable to investment adviser	81,342
Payable upon return of securities loaned	3,553,425
Redemptions payable	702,647
Variation margin on futures contracts	54,755
Total Liabilities	5,365,567
NET ASSETS	$380,834,291
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$4,301,864
Paid-in capital in excess of par	421,795,479
Undistributed/accumulated deficit	(45,263,052)
NET ASSETS	$380,834,291
NET ASSETS BY CLASS
Investor Class	$4,312,041
Institutional Class	$376,522,250
CAPITAL STOCK:
Authorized
Investor Class	30,000,000
Institutional Class	250,000,000
Issued and Outstanding
Investor Class	482,365
Institutional Class	42,536,272
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Investor Class	$8.94
Institutional Class	$8.85
(a) Cost of investments	$413,219,964
(b) Cost of repurchase agreements	$3,553,425
See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
Statement of Operations
For the fiscal year ended December 31, 2022
Empower Inflation-Protected Securities Fund
INVESTMENT INCOME:
Interest	$21,463,605
Income from securities lending	19,708
Total Income	21,483,313
EXPENSES:
Management fees	1,399,116
Shareholder services fees – Investor Class	17,289
Audit and tax fees	50,804
Custodian fees	40,445
Directors fees	34,044
Legal fees	10,169
Pricing fees	45,597
Registration fees	74,304
Shareholder report fees	130
Transfer agent fees	8,011
Other fees	19,126
Total Expenses	1,699,035
Less amount waived by investment adviser	199,067
Net Expenses	1,499,968
NET INVESTMENT INCOME	19,983,345
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments	(3,386,711)
Net realized loss on credit default swaps	(156,348)
Net realized loss on interest rate swaps	(63,610)
Net realized loss on futures contracts	(3,965,261)
Net realized gain on inflation swaps	5,754,008
Net Realized Loss	(1,817,922)
Net change in unrealized depreciation on investments	(57,580,745)
Net change in unrealized depreciation on credit default swaps	(35,170)
Net change in unrealized appreciation on interest rate swaps	145,095
Net change in unrealized depreciation on inflation swaps	(535,183)
Net change in unrealized appreciation on futures contracts	905,247
Net Change in Unrealized Depreciation	(57,100,756)
Net Realized and Unrealized Loss	(58,918,678)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(38,935,333)
See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2022 and December 31, 2021
Empower Inflation-Protected Securities Fund	2022	2021
OPERATIONS:
Net investment income	$19,983,345	$14,524,634
Net realized gain (loss)	(1,817,922)	8,624,090
Net change in unrealized appreciation (depreciation)	(57,100,756)	466,263
Net Increase (Decrease) in Net Assets Resulting from Operations	(38,935,333)	23,614,987
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income and net realized gains
Investor Class	(346,475)	(188,010)
Institutional Class	(32,511,518)	(17,160,501)
From Net Investment Income and Net Realized Gains	(32,857,993)	(17,348,511)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	705,068	1,858,785
Institutional Class	49,778,586	111,421,244
Shares issued in reinvestment of distributions
Investor Class	346,475	188,010
Institutional Class	32,511,518	17,160,501
Shares redeemed
Investor Class	(2,111,390)	(1,819,829)
Institutional Class	(118,709,596)	(84,932,158)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(37,479,339)	43,876,553
Total Increase (Decrease) in Net Assets	(109,272,665)	50,143,029
NET ASSETS:
Beginning of year	490,106,956	439,963,927
End of year	$380,834,291	$490,106,956
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class	72,103	175,609
Institutional Class	5,095,542	10,508,254
Shares issued in reinvestment of distributions
Investor Class	36,878	17,753
Institutional Class	3,496,454	1,632,856
Shares redeemed
Investor Class	(209,041)	(170,666)
Institutional Class	(11,963,025)	(8,003,690)
Net Increase (Decrease)	(3,471,089)	4,160,116
See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER INFLATION-PROTECTED SECURITIES FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2022	$10.63	0.43	(1.36)	(0.93)	—	(0.50)	(0.26)	(0.76)	$ 8.94	(8.92%)
12/31/2021	$10.46	0.29	0.20	0.49	—	(0.26)	(0.06)	(0.32)	$10.63	4.76%
12/31/2020	$ 9.92	0.08	0.67	0.75	—	(0.10)	(0.11)	(0.21)	$10.46	7.57%
12/31/2019	$ 9.47	0.18	0.42	0.60	—	(0.15)	—	(0.15)	$ 9.92	6.35%
12/31/2018 (d)	$10.00	0.20	(0.32)	(0.12)	(0.01)	(0.40)	—	(0.41)	$ 9.47	(1.22%) (e)
Institutional Class
12/31/2022	$10.54	0.46	(1.35)	(0.89)	—	(0.54)	(0.26)	(0.80)	$ 8.85	(8.66%)
12/31/2021	$10.39	0.33	0.20	0.53	—	(0.32)	(0.06)	(0.38)	$10.54	5.18%
12/31/2020	$ 9.86	0.11	0.68	0.79	—	(0.15)	(0.11)	(0.26)	$10.39	8.02%
12/31/2019	$ 9.45	0.22	0.41	0.63	—	(0.22)	—	(0.22)	$ 9.86	6.65%
12/31/2018 (d)	$10.00	0.24	(0.33)	(0.09)	(0.01)	(0.45)	—	(0.46)	$ 9.45	(0.89%) (e)
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(f)(g)
Investor Class
12/31/2022	$ 4,312	1.57%	0.70%	4.34%	49%
12/31/2021	$ 6,194	1.12%	0.70%	2.75%	137%
12/31/2020	$ 5,855	1.14%	0.70%	0.75%	98%
12/31/2019	$ 4,953	1.00%	0.70%	1.85%	66%
12/31/2018 (d)	$ 5,878	1.07% (h)	0.70% (h)	2.06% (h)	114% (e)
Institutional Class
12/31/2022	$376,522	0.39%	0.35%	4.72%	49%
12/31/2021	$483,913	0.37%	0.35%	3.09%	137%
12/31/2020	$434,109	0.37%	0.35%	1.08%	98%
12/31/2019	$424,797	0.36%	0.35%	2.23%	66%
12/31/2018 (d)	$367,200	0.37% (h)	0.35% (h)	2.42% (h)	114% (e)
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Fund commenced operations on January 5, 2018.
(e)	Not annualized for periods less than one full year.
(f)	Portfolio turnover is calculated at the Fund level.
(g)	Portfolio turnover includes purchases and sales related to TBA transactions, including dollar roll transactions, which occurred during the period. Excluding TBA and dollar roll transactions, the portfolio turnover would have been 48%, 46%, and 84% for the years ended December 31, 2022, 2021, and 2020, respectively.
(h)	Annualized.
See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER INFLATION-PROTECTED SECURITIES FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Empower Funds, Inc. (Empower Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Empower Funds presently consists of forty-five funds. Interests in the Empower Inflation-Protected Securities Fund (the Fund) are included herein. The investment objective of the Fund is to seek real return consistent with the preservation of capital. The Fund is diversified as defined in the 1940 Act. The Fund is available as an investment option to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Empower Funds.
The Fund offers two share classes, referred to as Investor Class and Institutional Class shares. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Expenses incurred by Empower Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Fund is also an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services - Investment Companies. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Empower Capital Management, LLC (ECM or the Adviser), to complete valuation determinations under those policies and procedures. Effective September 8, 2022, pursuant to Rule 2a-5 under the 1940 Act, the Board of Directors approved the Adviser as the Fund’s valuation designee to make all fair value determinations with respect to the Fund’s investments, subject to oversight by the Board of Directors.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.
Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.
Fixed income investments are valued using evaluated bid prices from approved pricing services when available and appropriate based on the conditions of the market. If a price cannot be located from either the primary or secondary sources, or if the market is determined to be illiquid or inactive, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.

Annual Report - December 31, 2022

For derivatives that are traded on an exchange, the last sale price as of the close of business of the exchange will be used. For derivatives traded over-the-counter (OTC), independent pricing services will be utilized when possible. If a price cannot be located from the primary source, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Asset-Backed Securities	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs may also include new issue data, collateral performance, and monthly payment information.
Corporate Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include observations of equity and credit default swap curves related to issuer.
Foreign Government Bonds and Notes	Benchmark yields, executed trades, broker/dealer quotes, credit information, collateral attributes, issuer spreads, benchmark securities, treasury/swap maturity curves, issuer spread curves, evaluated bids, market corroborated inputs, offers and reference data including market research publications.
Mortgage-Backed Securities	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs may also include new issue data, collateral performance, TBA prices, monthly payment information and third party real estate analysis.
Municipal Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include reported trades, benchmark yields, new issue data, and material event notices.
U.S. Treasury Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications.
Short Term Investments	Maturity date, credit quality and interest rates.
Futures Contracts	Exchange traded close price.
Credit Default Swaps	Reported trades, credit spreads and curves, recovery rates, restructuring types and net present value of cashflows.
Interest Rate Swaps	Interest rate curves, LIBOR curves, reported trades and swap curves.
Inflation Swaps	Interest rate curves, CPI or relevant inflation index curves, LIBOR/OIS curves, reported trades, and swap curves.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.

Annual Report - December 31, 2022

Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2022, all of the Fund’s investments are valued using Level 2 inputs, except for Futures Contracts, which are valued using Level 1 inputs. More information regarding the sector classifications, as applicable, are included in the Schedule of Investments.
Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
To Be Announced Transactions
The Fund may invest in securities known as To Be Announced (TBA) securities.  TBAs are Federal National Mortgage Association, Federal Home Loan Mortgage Corporation or Government National Mortgage Association issued mortgage backed securities for forward settlement, in which the buyer and seller decide on trade parameters, but the exact pools are unknown until two days before settlement date.  The transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction.  TBA transactions generally settle monthly on a specified date. At December 31, 2022, there were no TBAs held.
Dollar Rolls
The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase TBA mortgage-backed securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities. At December 31, 2022, there were no mortgage dollar rolls held.
Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Interest income, including amortization of discounts and premiums, is recorded daily.
Treasury Inflation-Protected Securities
For Treasury Inflation-Protected Securities (TIPS) the principal amount is adjusted daily to keep pace with inflation. Interest is accrued based on the adjusted principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Such adjustments may have a significant impact on the Fund's distributions.

Annual Report - December 31, 2022

Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid semi-annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid during the period ended December 31, 2022 was as follows:
	2022	2021
Ordinary income	$22,796,666	$14,614,351
Long-term capital gain	10,061,327	2,734,160
	$32,857,993	$17,348,511
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales and distribution adjustments.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$3,822,520
Undistributed long-term capital gains	—
Capital loss carryforwards	—
Post-October losses	(11,556,998)
Net unrealized depreciation	(37,528,574)
Tax composition of capital	$(45,263,052)
The Fund has elected to defer to the next fiscal year the following Post-October losses:
Post-October Ordinary Losses	Post-October Capital Losses
$—	$(11,556,998)
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2022 were as follows:
Federal tax cost of investments	$417,679,191
Gross unrealized appreciation on investments	9,389,591
Gross unrealized depreciation on investments	(46,918,165)
Net unrealized depreciation on investments	$(37,528,574)
2.  DERIVATIVE FINANCIAL INSTRUMENTS
The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including credit default swaps, inflation swaps, interest rate swaps and futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates.
In pursuit of the Fund's investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risks:

Annual Report - December 31, 2022

Credit Risk - The risk that an issuer may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Inflation Risk - The risk that the level of inflation and consumer prices will not be accurately predicted, which could significantly harm the Fund’s performance.
Foreign Exchange Risk - The risk that adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
Interest Rate Risk - The risk that market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a security’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a security’s maturity, the lower the risk and the lower its yield.
The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Fund is subject to enforceable master netting agreements, or netting arrangements, with certain counterparties.These agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying offsetting mechanisms and collateral posting arrangements, if any, at pre-arranged exposure levels. Collateral or margin requirements, if any, are set by the broker or exchange clearing house for exchanged traded derivatives while collateral terms are contract specific for OTC traded derivatives.
Derivative counterparty credit risk is managed through an evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements (if any), events of default, or early termination. OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.
Futures Contracts
The Fund uses futures contracts to capitalize on expected changes in the shape of the yield curve and to control overall interest rate exposure. A futures contract is an agreement between two parties to buy or sell a specified underlying investment for a fixed price at a specified future date. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities that comprise the index, or that the clearinghouse will fail to perform its obligations.
Futures contracts are reported in a table following the Schedule of Investments. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Receipts or payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. This is recorded as variation margin on futures contracts on the Statement of Assets and Liabilities. When the Fund enters into a closing transaction, it will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract at the time it was opened or purchased and its value at the time it was closed, and is reflected in net realized gain or loss on the Statement of Operations. The Fund held an average of 739 long futures contracts and an average of 272 short futures contracts for the reporting period.
Credit Default Swaps
The Fund enters into credit default swap contracts to gain exposure on individual names and/or baskets of securities. A credit default swap is an agreement between the Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a protection buyer, makes periodic payments to the other party, a protection seller, in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative

Annual Report - December 31, 2022

credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the number of defaults event that triggers purchase or other factors (for example, the Nth default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed on a registered exchange (centrally cleared credit default swaps).
Credit default swaps, if any, are reported in a table following the Schedule of Investments. For centrally cleared credit default swaps, required initial margin deposits of cash or securities are pledged by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the centrally cleared credit default swaps. Such variation margin is accounted for as a payable or receivable on the Statement of Assets and Liabilities and settled daily until the contract is closed, at which time the gains or losses are realized. Any upfront premiums paid or received upon entering into a swap are capitalized and amortized to income ratably over the term of the swap. Upfront premiums are disclosed as upfront premiums paid/received in a table following the Schedule of Investments. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within variation margin on the Statement of Assets and Liabilities. Upon the termination of swap contracts, the net gain or loss is recorded as net realized gain or loss on credit default swaps on the Statement of Operations.
Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. The Fund held an average notional amount of $3,684,615 in credit default swaps for the reporting period.
Interest Rate Swaps
The Fund enters into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between two parties to exchange interest rate payment obligations. Typically, one is based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, the London Interbank Offered Rate (LIBOR), prime rate, commercial paper rate, or other benchmarks). Each party’s payment obligation under an interest rate swap is determined by reference to a specified notional amount of money. Therefore, interest rate swaps generally do not involve the delivery of securities, other underlying instruments, or principal amounts; rather they entail the exchange of cash payments based on the application of the designated interest rates to the notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps).
For centrally cleared interest rate swaps, required initial margin deposits of cash or securities are pledged by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the centrally cleared interest rate swaps. Such variation margin is accounted for as a payable or receivable on the Statement of Assets and Liabilities and settled daily until the contract is closed, at which time the gains or losses are realized. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as realized gain or loss on the Statement of Operations.
The Fund has entered into interest rate swaps in which it either pays or receives a fixed interest rate and pays or receives a floating interest rate. Barring swap counterparty default, the risk of loss in an interest rate swap is limited to the net amount of interest payments that the Fund is obligated to make or receive (as applicable), as well as any early termination payment payable by or to the Fund upon early termination of the swap. The Fund held an average notional amount of $92,263,846 in interest rate swaps for the reporting period. Interest rate swaps are reported on a table following the Schedule of Investments.
Inflation Swaps
The Fund enters into inflation swap contracts to gain exposure to inflation (inflation risk). An inflation swap is a contract in which one party agrees to pay the cumulative percentage increase in a price index (such as the Consumer Price Index (CPI) with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the value of securities against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases. These agreements may be privately negotiated in the over-the-counter market (OTC inflation swaps) or may be executed on a registered exchange (centrally cleared inflation swaps). Inflation swaps are reported in a table following the Schedule of Investments. The Fund held an average notional amount of $178,457,692 in inflation swaps for the reporting period. Inflation swaps are reported on a table following the Schedule of Investments.

Annual Report - December 31, 2022

Derivative Financial Instruments Categorized by Risk Exposure
Valuation of derivative investments as of December 31, 2022 is as follows:
	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit contracts (swaps)	Net unrealized appreciation on credit default swaps	$ 514(a)	Net unrealized depreciation on credit default swaps	$(35,684)(a)
Interest rate contracts (swaps)	Net unrealized appreciation on interest rate swaps	$ 355,512(a)	Net unrealized depreciation on interest rate swaps	$(290,257) (a)
Interest rate contracts (futures contracts)	Net unrealized appreciation on futures contracts	$ 617,883(a)	Net unrealized depreciation on futures contracts	$(156,601) (a)
Inflation contracts (swaps)	Net unrealized appreciation on inflation swaps	$6,938,529 (a)	Net unrealized depreciation on inflation swaps	$(672,098) (a)
(a)Includes cumulative appreciation (depreciation) of interest rate contracts, futures contracts, credit contracts and inflation contracts as reported in the Fund’s Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative investments for the year ended December 31, 2022 is as follows:
	Realized Gain or (Loss)		Change in Unrealized Appreciation or (Depreciation)
Risk Exposure	Statement of Operations Location		Statement of Operations Location
Interest rate contracts (futures contracts)	Net realized loss on futures contracts	$(3,965,261)	Net change in unrealized appreciation on futures contracts	$905,247
Credit contracts (swaps)	Net realized loss on credit default swaps	$ (156,348)	Net change in unrealized depreciation on credit default swaps	$(35,170)
Interest rate contracts (swaps)	Net realized loss on interest rate swaps	$ (63,610)	Net change in unrealized appreciation on interest rate swaps	$145,095
Inflation contracts (swaps)	Net realized gain on inflation swaps	$ 5,754,008	Net change in unrealized depreciation on inflation swaps	$(535,183)
3.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Empower Funds entered into an investment advisory agreement with ECM, a wholly-owned subsidiary of Empower Annuity Insurance Company (Empower of America). As compensation for its services to Empower Funds, the Adviser receives monthly compensation at the annual rate of 0.33% of the Fund’s average daily net assets up to $1 billion dollars, 0.28% of the Fund's average daily net assets over $1 billion dollars and 0.23% of the Fund's average daily net assets over $2 billion dollars. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement.
The Adviser contractually agreed to waive fees or reimburse expenses that exceed an annual rate of 0.35% of the Fund’s average daily net assets attributable to each Class, including management fees and expenses paid directly by the Fund, excluding shareholder service fees and certain extraordinary expenses (the “Expense Limit”). The agreement’s current term ends on April 30, 2023 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. The amount waived or reimbursed, if any, is reflected in the Statement of Operations.

Annual Report - December 31, 2022

The Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed by the Fund in future periods, not exceeding three years following the particular waiver/reimbursement, provided the total annual operating expenses of each Class of the Fund plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment. At December 31, 2022, the amounts subject to recoupment were as follows:
Expires December 31, 2023	Expires December 31, 2024	Expires December 31, 2025	Recoupment of Past Reimbursed Fees by the Adviser
$106,676	$103,562	$199,067	$0
The Adviser and Empower Funds entered into a sub-advisory agreement with Goldman Sachs Asset Management, L.P. The Adviser is responsible for compensating the Sub-Adviser for its services.
Empower Funds entered into a shareholder services agreement with Empower Retirement, LLC (Empower), an affiliate of ECM and subsidiary of Empower of America. Pursuant to the shareholder services agreement, Empower provides various recordkeeping, administrative and shareholder services to shareholders and receives from the Investor Class shares of the Fund a fee equal to 0.35% of the average daily net asset value of the share class.
Empower Financial Services, Inc. (the Distributor), is a wholly-owned subsidiary of Empower of America and the principal underwriter to distribute and market the Fund.
Certain officers of Empower Funds are also directors and/or officers of Empower of America or its subsidiaries. No officer or interested director of Empower Funds receives any compensation directly from Empower Funds. The total compensation paid to the independent directors with respect to all forty-five funds for which they serve as directors was $1,258,500 for the fiscal year ended December 31, 2022.
4.  PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 2022, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $55,343,424 and $56,988,021, respectively. For the same period, the aggregate cost of purchases and proceeds from sales of long-term U.S. Government securities were $144,683,139 and $190,035,825, respectively.
5.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The fair value of the loaned securities is determined daily at the close of business of the Fund and necessary collateral adjustments are made between the Fund and its counterparties on the next business day through the delivery or receipt of additional collateral. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2022, the Fund had securities on loan valued at $3,417,242 and received collateral as reported on the Statement of Assets and Liabilities of $3,553,425 for such loan which was invested in Repurchase Agreements collateralized by U.S. Government or U.S. Government Agency securities. The Repurchase Agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.

Annual Report - December 31, 2022

Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. The following table summarizes the cash collateral liability under the securities lending agreement by class of securities loaned as of December 31, 2022. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.
Security lending transactions	Total (a)
Corporate Bonds and Notes	$2,887,425
Foreign Government Bonds and Notes	666,000
Total secured borrowings	$3,553,425
(a)	The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.
6.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
7.  SUBSEQUENT EVENTS
Management has reviewed all events subsequent to December 31, 2022, including the estimates inherent in the process of preparing these financial statements through the date the financial statements were issued. No subsequent events requiring adjustments or disclosures have occurred.

Annual Report - December 31, 2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Directors of Empower Funds, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Empower Inflation-Protected Securities Fund (the “Fund”), one of the funds of Empower Funds, Inc., as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and for the period from January 5, 2018 (commencement of operations) to December 31, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from January 5, 2018 (commencement of operations) to December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Denver, Colorado
February 23, 2023
We have served as the auditor of one or more Empower investment companies since 1982.

TAX INFORMATION (unaudited)
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2022, 0% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Fund Directors and Officers
Empower Funds is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Empower Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Empower Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 79	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Director, Gold, Inc; Member, Colorado State Fair Board Authority; Manager, 6K Ranch, LLC; and former Director, Guaranty Bancorp	45	N/A
James A. Hillary*** 8515 East Orchard Road, Greenwood Village, CO 80111 59	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Member, Fios Partners LLC, Fios Holdings LLC; Sole Member, Fios Companies LLC, Resolute Capital Asset Partners LLC; Manager, Applejack Holdings, LLC; and Manager and Member, Prestige Land Holdings, LLC	45	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 63	Independent Director	Since 2017	Director, Colorado State Housing Board; and former Director, Grand Junction Housing Authority; Counseling and Education Center	45	N/A
Steven A. Lake 8515 East Orchard Road, Greenwood Village, CO 80111 68	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; and Executive Member, Sage Enterprise Holdings, LLC	45	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Empower Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 79	Independent Director & Audit Committee Chair	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; and former Director, Guaranty Bancorp	45	N/A
Interested Director*****
Name, Address, and Age	Positions(s) Held with Empower Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 39	Director, President & Chief Executive Officer	Since 2020	Senior Vice President & Head of Empower Investments, Empower, Empower of America and Empower Life & Annuity Insurance Company of New York (“Empower of NY”); President, Chief Executive Officer & Manager, ECM; formerly, Vice President, Empower Funds Investment Products and Empower Advisory Group, LLC (“EAG”)	45	N/A
Officers
Name, Address, and Age	Positions(s) Held with Empower Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 39	Director, President & Chief Executive Officer	Since 2020	Senior Vice President & Head of Empower Investments, Empower, Empower of America and Empower of NY; President, Chief Executive Officer & Manager, ECM; formerly, Vice President, Empower Funds Investment Products and Empower Advisory Group, LLC (“EAG”)	45	N/A
Katherine Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 66	Chief Compliance Officer	Since 2016	Head of Compliance, Empower Investments, Empower; Chief Compliance Officer, ECM and EAG	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Empower Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 48	Chief Legal Officer & Secretary	Since 2010 (as Secretary) Since 2021 (as Chief Legal Officer)	Deputy General Counsel, Empower; Vice President and Counsel, ECM; Secretary, Empower of America; Corporate Secretary, Empower of NY; formerly, Vice President & Counsel, Empower Funds; Vice President, Counsel & Secretary, EAG & EFSI	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 47	Treasurer	Since 2016 (Assistant Treasurer) Since 2021 (as Treasurer)	Vice President, Fund Administration, Empower; Treasurer, ECM; Vice President & Treasurer, Empower Trust Company, LLC (“ETC”); formerly, Assistant Treasurer Empower Funds & ETC	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 55	Assistant Treasurer	Since 2007	Assistant Vice President, Investment Administration, Empower; Assistant Treasurer, ECM; Assistant Vice President and Assistant Treasurer, ETC	N/A	N/A
Abhijit Dande 8515 East Orchard Road, Greenwood Village, CO 80111 42	Derivatives Risk Manager	Since 2022	Assistant Vice President, Financial Risk Management, Empower; Derivatives Risk Manager, ECM	N/A	N/A
* A Director who is not an “interested person” of Empower Funds (as defined in Section 2(a)(19) of the 1940 Act, as amended) is referred to as an “Independent Director.”
** Each Director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. The remaining Independent Directors determined that Ms. Klapper and Mr. McConahey should continue on the Board until at least May 1, 2024. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
*** Mr. Hillary is the sole member of Resolute Capital Asset Partners LLC, which is the general partner for Resolute Capital Asset Partners Fund I LP. Goldman Sachs & Co. LLC, the clearing agent and custodian for Resolute Capital Asset Partners Fund I LP, is the parent company of Goldman Sachs Asset Management, LP, the Sub-Adviser of the Empower Core Strategies: Inflation-Protected

Securities, Empower Inflation-Protected Securities and Empower Mid Cap Value Funds; and a Sub-Adviser of the Empower Core Bond Fund. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Empower Core Strategies: U.S. Equity, Empower International Growth and Empower Large Cap Growth Funds. Mr. Hillary receives no special treatment due to the relationship.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Empower Core Strategies: U.S. Equity, Empower International Growth and Empower Large Cap Growth Funds. Mr. Hudner has personal investments in the following: (1) a mutual fund advised by Massachusetts Financial Services Company, a Sub-Adviser of the Empower International Value Fund, (2) a mutual fund advised by Virtus Investment Advisers, Inc., an affiliate of Virtus Fixed Income Advisers, LLC, a Sub-Adviser of the Empower Multi-Sector Bond Fund, and (3) a mutual fund advised by Lazard Asset Management LLC, a Sub-Adviser of the Empower Emerging Markets Equity Fund. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
***** An “Interested Director” refers to a Director who is an “interested person” of Empower Funds (as defined in Section 2(a)(19) of the 1940 Act, as amended) by virtue of their affiliation with ECM.
There are no arrangements or understandings between any Director or officer and any other person(s) pursuant to which s/he was elected as Director or officer.
Additional information about Empower Funds and its Directors is available in the Empower Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Empower Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at https://www.greatwestinvestments.com.
Availability of Quarterly Portfolio Schedule
Empower Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit on Form N-PORT. Empower Funds’ Forms N-PORT are available on the Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Empower Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 831-7129, and of the Securities and Exchange Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Record
Information regarding how Empower Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Registrant’s Code of Ethics is attached hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen A. Lake is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $996,300 for fiscal year 2021 and $1,031,500 for fiscal year 2022.

(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $40,000 for fiscal year 2021 and $42,000 for fiscal year 2022. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2021 and $0 for fiscal year 2022.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Empower Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Empower Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Empower Funds that is responsible for the financial reporting or operations of Empower Funds was employed by those auditors and participated in any capacity in an audit of Empower Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Empower Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Empower Funds’ auditors will not provide the following non-audit services to Empower Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Empower Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the

1No pre-approval is required as to non-audit services provided to Empower Funds if: (a) the aggregate amount of all non-audit services provided to Empower Funds constitute not more than 5% of the total amount of revenues paid by Empower Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Empower Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Empower Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Empower Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Empower Funds’ auditors to (a) Empower Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Empower Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2021 equaled $2,255,405 and for fiscal year 2022 equaled $1,022,840.
(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Empower Funds, Empower Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Empower Funds; (b) these services were not recognized by Empower Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4No pre-approval is required by the Audit Committee as to non-audit services provided to any Empower Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Empower Funds’ primary investment adviser.

another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.
(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)  Not applicable.
ITEM 13. EXHIBITS.
(a)   (1) Code of Ethics required by Item 2 of Form N-CSR is attached hereto.
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(4) Not applicable.
(b)   A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
EMPOWER FUNDS, INC.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 23, 2023
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 23, 2023
By:	/s/ Kelly B. New

Kelly B. New
Treasurer
Date:February 23, 2023